SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2003

FTI Consulting, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bestgate Road, Suite 100, Annapolis, Maryland	21401
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (410) 224-8770

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1	Press Release dated July 23, 2003, of FTI Consulting, Inc.

Item 12.	Results of Operations and Financial Condition.

On July 23, 2003, FTI Consulting, Inc. announced its financial results for the second quarter ended June 30, 2003 and other information. The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is deemed not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTI CONSULTING, INC.

By:	/s/ THEODORE I. PINCUS
Theodore I. Pincus Executive Vice President and Chief Financial Officer

Date: July 29, 2003

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated July 23, 2003, of FTI Consulting, Inc.